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                                                                    EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT

     James C. Holly and Kenneth R. Taylor hereby certify as follows:

1. They are the Chief Executive Officer and Chief Financial Officer, respectively, of Sierra Bancorp.

2. The Form 10-K of Sierra Bancorp for the Year Ended December 31, 2002 complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and the information contained in the report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Sierra Bancorp.

                                           /s/ James C. Holly
                                           ---------------------------
                                               James C. Holly
                                               President &
                                               Chief Executive Officer


                                           /s/ Kenneth R. Taylor
                                           ---------------------------
                                               Kenneth R. Taylor
                                               Senior Vice President &
                                               Chief Financial Officer